GOODWILL	12 Months Ended
Dec. 31, 2021
Changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table provides a reconciliation of goodwill:

(MILLIONS)	Notes	Total
Balance, as at December 31, 2019		$949
Acquired through acquisition	3	41
Foreign exchange		(20)
Balance, as at December 31, 2020		970
Acquired through acquisition	3	117
Foreign exchange		(121)
Balance, as at December 31, 2021		$966

As at December 31, 2021, there was $676 million of goodwill related to the hydroelectric segment was created as a result of recording the deferred tax liabilities assumed in the purchase price allocations of business combinations. The deferred tax liabilities are measured in accordance with IAS 12 in the purchase price allocations rather than at fair value. As a result, the goodwill recorded does not represent ‘core’ goodwill, but rather goodwill created as a result of accounting concepts or ‘non-core’ goodwill. In order to avoid an immediate impairment of this ‘non-core’ goodwill, Brookfield Renewable removed from the carrying value any ‘non-core’ goodwill supported by the existence, as of the impairment testing date, of the original deferred tax liability that created the goodwill.
As at December 31, 2021, Brookfield Renewable performed an impairment test at the level that goodwill is monitored by management. Brookfield Renewable did not identify any impairments of goodwill. In performing this impairment test, management removed the ‘non-core’ goodwill that continued to be supported by the existence of the original deferred tax liability that gave rise to the goodwill from the carrying value of the applicable assets. The remaining goodwill is not significant to the total balance, and was allocated to relating to the wind and solar assets in Spain ($67 million and $106 million, respectively) and a 360 MW of operating and development distributed generation portfolio in the United States within the energy transition segment ($117 million).